As filed with the Securities and Exchange Commission on January 9, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22732

Recon Capital Series Trust
(Exact name of Registrant as specified in charter)

1 Landmark Square, 8th Floor

Stamford, CT 06901
(Address of principal executive offices) (Zip code)

Garrett Paolella

President and Chief Executive Officer

Recon Capital Series Trust

1 Landmark Square, 8th Floor

Stamford, CT 06901
(Name and address of agent for service)

(844) 723-8637

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Stockholders.

Annual Report
October 31, 2016

Recon Capital Series Trust

Recon Capital Series Trust, formerly ETF Series Trust (the “Trust”), was organized as a Delaware statutory trust on May 17, 2012 and is currently comprised of four investment portfolios. These financial statements relate to the Recon Capital NASDAQ 100 Covered Call ETF (“QYLD”), Recon Capital DAX Germany ETF (“DAX”), BullMark LatAm Select Leaders ETF (“BMLA”) and Recon Capital USA Managed Risk ETF (“USMR”) (each a “Fund” and collectively, the “Funds”).

NASDAQ 100® is a registered trademark of The NASDAQ Stock Market, Inc. and has been licensed for use by Recon Capital Partners, LLC and QYLD. The Fund is not sponsored, endorsed, issued, sold or promoted by NASDAQ, nor does this company make any representation regarding the advisability of investing in the Fund.

DAX® is a registered trademark of Deutsche Börse AG and has been licensed for use by Recon Capital Partners, LLC and DAX. The Fund is not sponsored, endorsed, issued, sold or promoted by Deutsche Börse AG, nor does this company make any representation regarding the advisability of investing in the Fund.

BullMark Financial Group has licensed the right to use “BullMark” to Recon Capital Advisors LLC, the Fund’s investment adviser, which is in turn sub-licensed this right to BMLA. BullMark Financial Group does not provide investment advisory services to the Fund.

The STOXX® USA 900 Minimum Variance Unconstrained (USD) Index is the intellectual property (including registered trademarks) of STOXX limited and/or its licensors (“Licensors”), which is under license. STOXX® and the Licensors have no relationship to Recon Capital Advisors LLC, other than the licensing of the underlying index and the related trademarks for use in connection with the Fund.

The financial statements contained herein are submitted for the general information of the shareholders of each Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Foreside Fund Services, LLC, distributor.

An investment in each Fund is subject to investment risk, including the possible loss of principal amount invested. The risks associated with the Funds are detailed in the prospectus which include: stock market risk, index risk, tracking error risk, replication management risk, market price risk and trading halts risk.

Shares are bought and sold at market price (not net asset value or “NAV”), are not individually redeemable, and owners of the shares may acquire those shares from the Funds and tender those shares for redemption to the Funds in creation unit aggregations only.

TABLE OF CONTENTS
October 31, 2016

Page(s)
Letter to Shareholders	3
Management Discussion of Fund Performance	4
Shareholder Expense Example	12
Portfolios of Investments	13
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	36
Supplemental Information	37
Board Review and Approval of Advisory Contracts	39
Trustees and Officers of the Trust	44
Federal Tax Information	46

Letter to Shareholders
October 31, 2016 (Unaudited)

Dear Shareholder:

For the twelve months ended October 31, 2016, the primary focus for investors was when governments across the globe were going to address fiscal policies as well as geo-political conflicts that affect immigration, trade, and banking. In December of 2015, the Federal Reserve (the “Fed”) raised interest rates and indicated several more possible rate hikes throughout the year which caught investors by surprise leading to significant market volatility across asset classes. The Fed and their policies dictated market action and the performance of global equity markets for the first several months of 2016 which had effected the dollar as well as commodity markets such as oil. The second quarter demonstrated more of a market calm as the price of oil stabilized and rebounded, improved economic data from Europe and China, and a Fed that deferred the timing of more rate hikes amid slower United States growth and weaker data than they anticipated. The fixed income and equity markets then turned to focus on voter driven events in the developed world including a British Referendum on membership within the European Union as well as the election of the Presidency of the United States. There were short term volatility spikes as well as sector rotation around the British Referendum (aptly named “Brexit”) when the UK decided to leave the European Union which caught investors by surprise but then calmed shortly thereafter.

U.S. large capitalization defensive stocks, especially in consumer staples and utilities sectors, led the way for most of 2016 and demonstrated significant outperformance in the first two quarters of 2016 amid all the market uncertainty and low interest rate environment. The price to earnings multiples traded to historical highs as investors sought refuge in stable dividends, relative to fixed income, and defensive products and services that those companies provide. Investors continued to look for yield wherever they could find it as interest rates are still hovering below average historical levels despite the Fed raising their Federal Funds Rate. Many developed nations’, including Germany and Japan, debt traded at negative interest rates which put significant pressure on the 10 Year Treasury pushing the yield to be below 1.50% and consistently trading below 2%.

Investors have recognized that having a well-diversified portfolio is critical to a better long-term investment strategy especially in the current market environment. Recon Capital focuses on using its investment expertise and operational infrastructure to deliver market-driven, value-added products as we strive to meet the evolving needs of global investors in the current market of low interest rates and global uncertainty.

I want to personally thank you for your interest in Recon Capital and our investment products.

For more information on our company, and the features and risks of our investment solutions visit us at www.ReconFunds.com or call us at (844) RC-FUNDS / 844-723-8637. Investments are subject to Risk. For the Funds’ prospectus please visit http://reconfunds.com/investor-materials. The Funds are distributed by Foreside Fund Services, LLC, which is not affiliated with Recon Capital Advisors, LLC or any of its affiliates.

Kevin R. Kelly
Chief Investment Officer
Recon Capital

Management Discussion of Fund Performance
October 31, 2016 (Unaudited)

RECON CAPITAL NASDAQ-100 COVERED CALL ETF

The Fund seeks to provide investment results that will closely correspond, before fees and expenses, generally to the price and performance of the CBOE NASDAQ-100® BuyWriteV2 Index. The CBOE NASDAQ-100® BuyWriteV2 Index (the “Index”) measures the total return of a portfolio consisting of equity securities of the 100 (104) companies included in the NASDAQ-100® Index and call options systematically written on those securities through a “buy-write” or covered call strategy.

A “buy-write” strategy is an investment strategy in which the Fund buys a specific basket of stocks (such as the NASDAQ-100® Index) and sells covered call options that correspond to that basket of stocks. The Fund implements its strategy by investing in all securities contained in the NASDAQ-100 Index and seeks to track the Index’s weightings per each constituent. The Fund also sells NASDAQ-100® Index call options on a monthly basis. These options are determined by the CBOE but are typically the closest to at-the-money and the position is updated for the next month (rolled) on the third Friday of every month, which is option expiration.

For the 12-month period ended October 31, 2016, the Fund (NAV) returned 3.32% versus 4.28% for the Index. The Fund’s inception was December 12, 2013.

The principal contributors to Fund performance for the period, in aggregate, were the Fund’s exposure to the underlying equities contained in the NASDAQ-100® Index along with the monthly income component derived from index options of the strategy. The sole derivatives used by the Fund in the most recent fiscal year were call options on the NASDAQ-100® Index. Consistent with its investment strategy, the Fund wrote (sold) a succession of one-month call options on the Index and covered such options by holding the underlying securities of the options written. The use of the call options helped the Fund closely track the performance of the Index. Another driver that impacted performance were the constituents of the NASDAQ-100 which had positive performance during the year and predominately composed of technology and healthcare names that are considered growth stocks.

Hypothetical Growth of a $10,000 Investment
(Since Inception, 12/12/2013 through 10/31/2016)
Gross Expense Ratio: 0.60%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Management Discussion of Fund Performance (continued)
October 31, 2016 (Unaudited)

Fund Performance History

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception[1]	1 Year
Market Price[2]	5.56%	3.38%
Net Asset Value	5.42%	3.32%
CBOE NASDAQ-100® BuyWriteV2 Index[3]	6.04%	4.28%
NASDAQ-100® Total Return Index	13.28%	4.62%

1	Fund Inception Date: 12/12/2013.
2	The price used to calculate Market Price returns is determined by using the closing price and does not represent returns an investor would receive if shares were traded at other times.
3	The Fund switched its index from the CBOE NASDAQ-100® BuyWrite Index (BXN) to the CBOE NASDAQ-100® BuyWrite V2 Index (BXNT). The BXNT index replicates the methodology used to calculate the BXN index, with one exception: In BXNT, the written NASDAQ-100® index covered call options are held until one day prior to the expiration date and in BXN, the written NASDAQ-100® index covered call options are held until expiration. The BXNT index inception is 9/29/2015. Performance shown from 12/12/2013 to 9/28/2015 is that of the BXN index and performance after 9/28/2015 is that of the BXNT index.

Performance data quoted represents past performance, which does not guarantee future results. The prior graph and table shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and the current performance may be lower or higher than the performance data quoted. Please call 1-844-723-8637 or visit http://www.reconfunds.com/QYLD for the most recent month-end performance.

The Fund typically earns income dividends from stocks and interest from options premiums. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains from writing options and capital gains or losses whenever it sells securities. Any net realized long-term capital gains are distributed to shareholders as “capital gain distributions.’’ QYLD collects dividends from the NASDAQ-100® Index companies and monthly options premium from selling NASDAQ-100® (NDX) Index options, and portions have been passed to shareholders as monthly distributions. These do not imply rates for any future distributions. The Fund is not required to make monthly distributions.

Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 50,000 Shares. Brokerage commissions will reduce returns. The Fund engages in writing covered call Index options on the NASDAQ-100 Index. By selling covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying Index above the exercise price, but continues to bear the risk of a decline in the index. A liquid market may not exist for options held by the Fund. While the Fund receives premiums for writing the call options, the price it realizes from the exercise of an option could be substantially below the indices current market price. Selling covered calls limits the upside potential of the underlying security. The Fund is considered non-diversified and may be subject to greater risks than a diversified fund. Recon Capital Advisors, LLC is the Investment Adviser of the Fund. The Fund is distributed by Foreside Fund Services, LLC, which is not affiliated with Recon Capital Advisors, LLC or any of its affiliates. Please visit www.ReconFunds.com or call 844-RC-Funds/844-723-8637 if you have any questions.

Management Discussion of Fund Performance (continued)
October 31, 2016 (Unaudited)

RECON CAPITAL DAX GERMANY ETF

The Fund seeks to provide investment results that will closely correspond, before fees and expenses, to the price and yield performance of the DAX® Index (the “Index”). The Index tracks the segment of the largest and most important companies, known as blue chips, on the German equities market. It contains the shares of the 30 largest and most liquid companies admitted to the FWB Frankfurt Stock Exchange in the Prime Standard segment. The Index represents about 80% of the aggregated prime standard’s market cap. It is completely rules based and transparent. On the basis of a clear and publicly available set of rules — the guide to the equity indices of Deutsche Börse — the composition of the Index is determined in a manner comprehensive to all market participants.

The Fund implements its strategy by investing in the 30 stocks contained in the Index and seeks to track the Index’s weighting per each constituent.

For the 12-month period ended October 31, 2016, the Fund (NAV) returned (3.41)% versus (2.44)% for the Index. The Fund’s inception was October 23, 2014.

The contributors to Fund performance for the period, in aggregate, were the Fund’s exposure to the underlying equities contained in the DAX® Index which traded in a volatile range due to many factors including regional market direction, global investor sentiment and shifts in currency markets, particularly, the Euro. There were many geo-economic events which also impacted the Fund and its constituents including monetary policies at the European Central Bank as well as geo-political events including the British Referendum to leave the European Union and an immigration crisis from the Middle East in continental Europe.

Hypothetical Growth of a $10,000 Investment
(Since Inception, 10/23/2014 through 10/31/2016)
Gross Expense Ratio: 0.45%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Management Discussion of Fund Performance (continued)
October 31, 2016 (Unaudited)

Fund Performance History

Average Annual Total Returns (%) (for period ended October 31, 2016)

	Inception[1]	1 Year
Market Price[2]	0.35%	(2.77)%
Net Asset Value	0.36%	(3.41)%
Deutsche Borse DAX Index (USD)	1.61%	(2.44)%
S&P 500® Index	7.22%	4.51%

1	Fund Inception Date: 10/23/2014.
2	The price used to calculate Market Price returns is determined by using the closing price and does not represent returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance, which does not guarantee future results. The prior graph and table shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and the current performance may be lower or higher than the performance data quoted. Please call 1-844-723-8637 or visit http://www.reconfunds.com/DAX for the most recent month-end performance.

You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. Contact Recon Capital Advisors at 1-844-RC-FUNDS/1-844-723-8637 or visit www.ReconFunds.com to obtain a prospectus which contains this and other information about the Fund. The prospectus should be read carefully before investing. Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 50,000 Shares. Brokerage commissions will reduce returns. Index returns are for illustrative purposes only. Investors cannot directly invest in an index and unmanaged index returns do not reflect any management fees, transaction costs or expenses. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with investments in the Fund. Past performance does not guarantee future results. International investing involves risks, including risks related to foreign currency, limited liquidity, less government regulation and the possibility of substantial volatility due to adverse political, economic or other developments. These risks often are heightened for investments in emerging/developing markets or in concentrations of single countries. Diversification may not protect against market risk or loss of principal. Brokerage commissions will reduce returns. The Fund is considered non-diversified and may be subject to greater risks than a diversified fund. Recon Capital Advisors, LLC is the Investment Adviser of the Fund. The Fund is distributed by Foreside Fund Services, LLC, which is not affiliated with Recon Capital Advisors, LLC or any of its affiliates.

Management Discussion of Fund Performance (continued)
October 31, 2016 (Unaudited)

BULLMARK LATAM SELECT LEADERS ETF

The Fund seeks to provide investment results that will closely correspond, before fees and expenses, generally to the price and yield performance of the BullMark LatAm Select Leaders Index (the “Index”). The Index is designed to measure the performance of Latin American companies exhibiting an above average dividend yield. Companies eligible for inclusion in the Index are analyzed based upon their trailing twelve-month dividend yield, market capitalization and average daily dollar volume. Eligible index components are common and preferred equity securities of Latin American companies that have a market capitalization exceeding $500 million at the time of inclusion on the Index, a minimum trailing 3-month average daily volume of $3,000,000 and a minimum 2% dividend yield for a twelve-month period.

The Fund generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to the weightings in the BullMark LatAm Select Leaders Index.

Since inception on May 18, 2016, the Fund (NAV) returned 24.05% versus 24.42% for the Index.

The BullMark LatAm Select Leaders ETF prospered over the course of 2016. The end of the prior year was clouded with uncertainty surrounding a potential December 2015 rate hike by the US Federal Reserve which spurred volatility throughout emerging market economies. The selloff in these markets was erased over the course of 2016 with most emerging markets greatly outperforming more developed markets such as the US and Europe.

As the year progressed and the likelihood of a rate hike being delayed investors saw emerging market currencies greatly appreciate against the US Dollar. As the macro landscape began to indicate a slower path to rate normalization emerging markets gained steam; especially Latin America and Mexico.

Throughout the year, emerging markets were embroiled with geopolitical and cross border conflicts. This was seen across the globe whether it be the economic slowdown in the Far East or economic sanctions placed on Russia. However, throughout the year, the BullMark LatAm Select Leaders Fund held strong despite corruption headlines and a change in power in Brazil and US election implications on Mexico’s economy.

Hypothetical Growth of a $10,000 Investment
(Since Inception, 5/18/2016 through 10/31/2016)
Gross Expense Ratio: 0.70%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Management Discussion of Fund Performance (continued)
October 31, 2016 (Unaudited)

Fund Performance History

Annual Total Returns (%) (for period ended October 31, 2016)

Inception[1]
Market Price[2]	23.76%
Net Asset Value	24.05%
BullMark LatAm Select Leaders Index	24.42%
S&P 500® Index	4.75%

1	Fund Inception Date: 5/18/2016.
2	The price used to calculate Market Price returns is determined by using the closing price and does not represent returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance, which does not guarantee future results. The prior graph and table shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and the current performance may be lower or higher than the performance data quoted. Please call 1-844-723-8637 or visit http://www.reconfunds.com/BMLA for the most recent month-end performance.

You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. Contact Recon Capital Advisors at 1-844-RC-FUNDS/1-844-723-8637 or visit www.ReconFunds.com to obtain a prospectus which contains this and other information about the Fund. The prospectus should be read carefully before investing. Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 50,000 Shares. Brokerage commissions will reduce returns. Index returns are for illustrative purposes only. Investors cannot directly invest in an index and unmanaged index returns do not reflect any management fees, transaction costs or expenses. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with investments in the Fund. Past performance does not guarantee future results. Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. International investing involves risks, including risks related to foreign currency, limited liquidity, less government regulation and the possibility of substantial volatility due to adverse political, economic or other developments. These risks often are heightened for investments in emerging/ developing markets or in concentrations of single countries. Diversification may not protect against market risk or loss of principal. Brokerage commissions will reduce returns. The Fund is considered non-diversified and may be subject to greater risks than a diversified fund. The value of commodity-linked investments may be affected by changes in the overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. Recon Capital Advisors, LLC is the Investment Adviser of the Fund. The Fund is distributed by Foreside Fund Services, LLC, which is not affiliated with Recon Capital Advisors, LLC or any of its affiliates.

Management Discussion of Fund Performance (continued)
October 31, 2016 (Unaudited)

RECON CAPITAL USA MANAGED RISK ETF

The Fund seeks to track the investment results that correspond (before fees and expenses) generally to the performance of the STOXX® USA 900 Minimum Variance Unconstrained (USD) Index (the “Index”). The Index has been developed by STOXX Ltd. and is designed in cooperation with Axioma Inc. The Underlying Index starts with the STOXX USA 900 (USD) Index and follows a rules-based methodology that determines the weights for securities in the index that seeks to minimize the portfolio variance of the STOXX USA 900 (USD) Index. This methodology includes requirements for security eligibility, maximum and minimum weightings by security and sector and country fundamental and technical factors.

The Index is minimized for volatility based on risk factors including but not limited to value, growth, medium term and short term momentum, leverage, liquidity, exchange rate sensitivity and not restricted to follow the STOXX USA 900 (USD) Index.

Since inception on September 19, 2016, the Fund (NAV) returned (2.32)% versus (2.54)% for the Index.

The Fund’s exposure to the underlying equities contained in the STOXX® USA 900 Minimum Variance Unconstrained Index dictated the performance of the Fund. The Fund’s performance during the period, which was very short as inception was September 19, was exposed to several macroeconomic and political events which hampered investor and business sentiment. Given the limited life of the Fund and the impending election and volatility, the Fund did not perform positively despite the defensive nature of the portfolio.

Hypothetical Growth of a $10,000 Investment
(Since Inception, 9/19/2016 through 10/31/2016)
Gross Expense Ratio: 0.30%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Management Discussion of Fund Performance (concluded)
October 31, 2016 (Unaudited)

Fund Performance History

Annual Total Returns (%) (for period ended October 31, 2016)

Inception[1]
Market Price[2]	(2.40)%
Net Asset Value	(2.32)%
STOXX® USA 900 Minimum Variance Unconstrained (USD) Index	(2.54)%
S&P 500® Index	(0.44)%

1	Fund Inception Date: 9/19/2016.
2	The price used to calculate Market Price returns is determined by using the closing price and does not represent returns an investor would receive if shares were traded at other times.

Performance data quoted represents past performance, which does not guarantee future results. The prior graph and table shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and the current performance may be lower or higher than the performance data quoted. Please call 1-844-723-8637 or visit http://www.reconfunds.com/USMR for the most recent month-end performance.

You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. Contact Recon Capital Advisors at 1-844-RC-FUNDS/1-844-723-8637 or visit www.ReconFunds.com to obtain a prospectus which contains this and other information about the Fund. The prospectus should be read carefully before investing. Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the Shares may acquire those Shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 50,000 Shares. Brokerage commissions will reduce returns. Index returns are for illustrative purposes only. Investors cannot directly invest in an index and unmanaged index returns do not reflect any management fees, transaction costs or expenses. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with investments in the Fund. Investing in the fund involves risk, including possible loss of principal. The Fund seeks to track the Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. The Fund may be susceptible to an increased risk or loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class. Diversification may not protect against market risk or loss of principal. Brokerage commissions will reduce returns. The Fund is considered non-diversified and may be subject to greater risks than a diversified fund. Recon Capital Advisors, LLC is the Investment Adviser of the Fund. The Fund is distributed by Foreside Fund Services, LLC, which is not affiliated with Recon Capital Advisors, LLC or any of its affiliates.

Shareholder Expense Example
October 31, 2016 (Unaudited)

As a shareholder of the Funds, you incur a unitary management fee. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (from May 1, 2016 to October 31, 2016).

Actual Expenses

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under the Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios During the Period 05/01/16 to 10/31/16	Expenses Paid During Period** 05/01/16 to 10/31/16
Recon Capital NASDAQ 100 Covered Call ETF
Actual	$1,000.00	$1,073.10	0.60%	$3.13
Hypothetical*	$1,000.00	$1,022.12	0.60%	$3.05
Recon Capital DAX Germany ETF
Actual	$1,000.00	$1,009.70	0.45%	$2.27
Hypothetical*	$1,000.00	$1,022.87	0.45%	$2.29
BullMark LatAm Select Leaders ETF
Actual	$1,000.00	$1,240.50	0.70%	$3.56
Hypothetical*	$1,000.00	$1,021.62	0.70%	$3.56
Recon Capital USA Managed Risk ETF
Actual	$1,000.00	$ 976.80	0.30%	$0.34
Hypothetical*	$1,000.00	$1,023.63	0.30%	$1.53

*	5% return before expenses
**	Expenses are calculated using the most recent net annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period) for QYLD and DAX. The actual dollar amounts shown as expenses paid during the period for BMLA and USMR are multiplied by 166/366 and 42/366, which is based on the dates of inception (May 18, 2016 and September 19, 2016, respectively).

Portfolio of Investments — Recon Capital NASDAQ 100 Covered Call ETF
October 31, 2016

Security Description	Shares	Fair Value
Common Stocks — 98.4%†
Consumer Discretionary — 20.9%
Amazon.com, Inc.*	4,399	$3,474,418
Bed Bath & Beyond, Inc.	1,534	62,004
Charter Communications, Inc.*	2,517	628,973
Comcast Corp. Class A	22,527	1,392,619
Ctrip.com International Ltd.*(a)	3,471	153,245
Discovery Communications, Inc. Class A*	1,389	36,267
Discovery Communications, Inc. Class C*	2,372	59,561
DISH Network Corp. Class A*	2,114	123,796
Dollar Tree, Inc.*	2,201	166,286
Expedia, Inc.	1,289	166,577
JD.Com, Inc.*(a)	8,464	219,641
Liberty Global PLC Class A*	2,654	86,520
Liberty Global PLC Class C*	6,101	194,012
Liberty Ventures Series A*	1,252	49,955
Marriott International, Inc. Class A	3,594	246,908
Mattel, Inc.	3,182	100,328
Netflix, Inc.*	4,011	500,854
Norwegian Cruise Line Holdings Ltd.*	2,126	82,638
O’Reilly Automotive, Inc.*	912	241,169
Priceline Group, Inc.*	464	684,043
QVC Group*	4,290	79,322
Ross Stores, Inc.	3,799	237,589
Sirius XM Holdings, Inc.	46,203	192,667
Starbucks Corp.	13,649	724,352
Tesla Motors, Inc.*	1,376	272,076
Tractor Supply Co.	1,252	78,413
TripAdvisor, Inc.*	1,241	80,020
Twenty-First Century Fox, Inc. Class A	10,211	268,243
Twenty-First Century Fox, Inc. Class B	7,478	197,344
Ulta Salon Cosmetics & Fragrance, Inc.*	598	145,517
Viacom, Inc. Class B	3,257	122,333
		11,067,690

Consumer Staples — 6.6%
Costco Wholesale Corp.	4,118	608,929
Kraft Heinz Co.	11,363	1,010,739
Mondelez International, Inc. Class A	14,461	649,877
Monster Beverage Corp.*	1,902	274,535
Walgreens Boots Alliance, Inc.	10,097	835,325
Whole Foods Market, Inc.	3,040	86,001
		3,465,406

Health Care — 11.0%
Alexion Pharmaceuticals, Inc.*	2,113	275,747
Amgen, Inc.	7,002	988,402
Biogen, Inc.*	2,049	574,089
BioMarin Pharmaceutical, Inc.*	1,515	121,988
Celgene Corp.*	7,217	737,433
Cerner Corp.*	3,181	186,343
DENTSPLY SIRONA, Inc.	2,178	125,388
Express Scripts Holding Co.*	5,896	397,390
Gilead Sciences, Inc.	12,412	913,896
Henry Schein, Inc.*	767	114,436
Illumina, Inc.*	1,373	186,920
Incyte Corp.*	1,756	152,719
Intuitive Surgical, Inc.*	348	233,884
Mylan NV*	4,739	172,974
Regeneron Pharmaceuticals, Inc.*	963	332,254
Security Description	Shares	Fair Value
Common Stocks (continued)
Health Care (continued)
Shire PLC(a)	839	$141,489
Vertex Pharmaceuticals, Inc.*	2,307	175,009
		5,830,361

Industrials — 1.8%
American Airlines Group, Inc.	5,387	218,712
CSX Corp.	9,020	275,200
Fastenal Co.	2,700	105,246
PACCAR, Inc.	3,292	180,797
Stericycle, Inc.*	790	63,271
Verisk Analytics, Inc.*	1,576	128,523
		971,749

Information Technology — 56.9%
Activision Blizzard, Inc.	6,877	296,880
Adobe Systems, Inc.*	4,666	501,642
Akamai Technologies, Inc.*	1,651	114,695
Alphabet, Inc. Class A*	2,740	2,219,126
Alphabet, Inc. Class C*	3,202	2,512,097
Analog Devices, Inc.	2,900	185,890
Apple, Inc.	51,039	5,794,968
Applied Materials, Inc.	10,147	295,075
Autodesk, Inc.*	2,105	152,149
Automatic Data Processing, Inc.	4,284	372,965
Baidu, Inc.*(a)	2,538	448,871
Broadcom Ltd.	3,659	623,054
CA, Inc.	3,901	119,917
Check Point Software Technologies Ltd.*	1,597	135,042
Cisco Systems, Inc.	46,867	1,437,880
Citrix Systems, Inc.*	1,444	122,451
Cognizant Technology Solutions Class A*	5,705	292,952
eBay, Inc.*	10,706	305,228
Electronic Arts, Inc.*	2,812	220,798
Facebook, Inc. Class A*	21,544	2,822,049
Fiserv, Inc.*	2,090	205,823
Intel Corp.	44,003	1,534,385
Intuit, Inc.	2,403	261,302
Lam Research Corp.	1,489	144,225
Maxim Integrated Products, Inc.	2,679	106,169
Microchip Technology, Inc.	2,007	121,524
Micron Technology, Inc.*	9,714	166,692
Microsoft Corp.	73,246	4,388,900
NetApp, Inc.	2,738	92,928
NetEase, Inc.(a)	707	181,692
NVIDIA Corp.	5,039	358,575
NXP Semiconductor NV*	3,236	323,600
Paychex, Inc.	3,377	186,410
Paypal Holdings, Inc.*	11,293	470,466
QUALCOMM, Inc.	13,687	940,571
Seagate Technology PLC	2,778	95,313
Skyworks Solutions, Inc.	1,786	137,415
Symantec Corp.	5,707	142,846
Texas Instruments, Inc.	9,413	666,911
Western Digital Corp.	2,625	153,405
Xilinx, Inc.	2,392	121,681
Yahoo!, Inc.*	8,869	368,507
		30,143,069

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments — Recon Capital NASDAQ 100 Covered Call ETF (concluded)
October 31, 2016

Security Description	Shares	Fair Value
Common Stocks (continued)
Telecommunication Services — 1.2%
SBA Communications Corp. Class A*	1,174	$132,991
T-Mobile US, Inc.*	7,664	381,130
Vodafone Group PLC(a)	3,634	101,170
		615,291

TOTAL COMMON STOCKS
(Cost $46,637,526)		52,093,566

TOTAL INVESTMENTS — 98.4%
(Cost $46,637,526)		52,093,566
Other Assets in Excess of Liabilities — 1.6%		858,011
TOTAL NET ASSETS — 100.0%		$52,951,577

	Number of Contracts
Options Written — (1.0)%
NDX Call, Expires 11/18/2016,
Strike Price $4,850	108	$(520,020)
(Premiums Received $735,022)

*	Non-income producing security.
†	All or a portion of these securities have been segregated as collateral for written options contracts. The aggregate market value of collateral at October 31, 2016 was $52,093,566.
(a)	American Depositary Receipt

Glossary:

Ltd. — Private Limited Company
PLC — Public Limited Company

Sector Allocation (as of October 31, 2016)
Information Technology	56.9%
Consumer Discretionary	20.9
Health Care	11.0
Consumer Staples	6.6
Industrials	1.8
Telecommunication Services	1.2
Total Investments	98.4
Other Assets in Excess of Liabilities	1.6
Net Assets	100.0%
Percentages indicated are based upon net assets.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments — Recon Capital DAX Germany ETF
October 31, 2016

Security Description	Shares	Fair Value
Common Stocks — 93.1%
Consumer Discretionary — 16.7%
adidas AG	2,741	$448,901
Bayerische Motoren Werke AG	4,529	394,049
Continental AG	1,500	287,013
Daimler AG	14,200	1,010,394
ProSiebenSat.1 Media SE	2,956	127,217
		2,267,574

Consumer Staples — 0.9%
Beiersdorf AG	1,354	119,038

Financials — 16.4%
Allianz SE	6,500	1,011,795
Commerzbank AG	14,417	97,779
Deutsche Bank AG*	18,638	268,770
Deutsche Boerse AG	2,500	194,247
Muenchener
Rueckversicherungs-Gesellschaft AG	2,350	454,935
Vonovia SE	5,923	208,322
		2,235,848

Health Care — 14.7%
Bayer AG	11,850	1,172,867
Fresenius Medical Care AG & Co. KGaA	2,913	236,970
Fresenius SE & Co. KGaA	5,535	407,978
Merck KGaA	1,784	183,164
		2,000,979

Industrials — 12.6%
Deutsche Lufthansa AG	6,407	81,787
Deutsche Post AG	13,500	417,768
Siemens AG	10,750	1,219,074
		1,718,629

Information Technology — 10.9%
Infineon Technologies AG	15,523	278,302
SAP SE	13,700	1,205,043
		1,483,345

Materials — 13.8%
BASF SE	13,000	1,144,327
HeidelbergCement AG	1,913	180,681
Linde AG	2,500	411,898
ThyssenKrupp AG	6,009	138,921
		1,875,827

Telecommunication Services — 4.8%
Deutsche Telekom AG	40,000	650,925
Security Description	Shares	Fair Value
Common Stocks (continued)
Utilities — 2.3%
E.ON SE	28,500	$208,445
RWE AG*	6,665	105,648
		314,093
TOTAL COMMON STOCKS
(Cost $14,149,458)		12,666,258
Preferred Stocks — 5.2%
Consumer Discretionary — 2.9%
Volkswagen AG	2,900	398,009
Consumer Staples — 2.3%
Henkel AG & Co. KGaA	2,408	308,576
TOTAL PREFERRED STOCKS
(Cost $961,857)		706,585
TOTAL INVESTMENTS — 98.3%
(Cost $15,111,315)		13,372,843
Other Assets in Excess of Liabilities — 1.7%		228,112
TOTAL NET ASSETS — 100.0%		$13,600,955

*	Non-income producing security.

Glossary:

AG — Aktiengesellschaft is both the German and Swiss term for a stock corporation.
KGaA — Kommanditgesellschaft auf Aktien is a German corporate designation standing for partnership limited by shares.
SE — SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

Sector Allocation (as of October 31, 2016)
Consumer Discretionary	19.6%
Financials	16.4
Health Care	14.7
Materials	13.8
Industrials	12.6
Information Technology	10.9
Telecommunication Services	4.8
Consumer Staples	3.2
Utilities	2.3
Total Investments	98.3
Other Assets in Excess of Liabilities	1.7
Net Assets	100.0%

Percentages indicated are based upon net assets.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments — BullMark LatAm Select Leaders ETF
October 31, 2016

Security Description	Shares	Fair Value
Common Stocks — 80.2%
Consumer Discretionary — 13.7%
Ez Tec Empreendimentos e Participacoes SA	12,983	$67,356
Multiplus SA	7,882	107,266
Smiles SA	13,655	249,828
		424,450

Consumer Staples — 9.2%
Almacenes Exito SA	4,014	20,025
Cencosud SA	17,475	56,969
Coca-Cola Femsa SAB de CV	15,996	120,107
Kimberly-Clark de Mexico SAB de CV	14,028	30,229
Wal-Mart de Mexico SAB de CV	27,332	57,814
		285,144

Financials — 37.1%
Banco de Chile	8,139	969
Banco do Brasil SA	40,938	376,291
Banco Santander Brasil SA	10,377	85,662
Banco Santander Chile	7,212	403
BB Seguridade Participacoes SA	31,468	315,469
BTG Pactual Group*	6,757	34,547
Gentera SAB de CV	16,697	32,933
Grupo Financiero Banorte SAB de CV	29,316	172,940
Grupo Financiero Santander Mexico
SAB de CV	15,272	27,658
Sul America SA	17,042	104,003
		1,150,875

Health Care — 2.2%
Qualicorp SA	10,714	69,245

Industrials — 11.3%
CCR SA	29,142	158,674
Grupo Aeroportuario del Centro Norte
SAB de CV	13,156	76,774
Grupo Aeroportuario del Pacifico
SAB de CV*	11,848	114,462
		349,910

Materials — 3.4%
Fibria Celulose SA	13,070	105,027

Telecommunication Services — 0.7%
America Movil SAB de CV	31,545	20,895

Utilities — 2.6%
AES Tiete Energia SA	6,570	34,147
Empresa Nacional de Electricidad SA	13,095	9,033
Enersis Americas SA	9,103	1,542
Transmissora Alianca de Energia Eletrica SA	5,866	37,857
		82,579

TOTAL COMMON STOCKS
(Cost $2,122,840)		2,488,125
Security Description	Shares	Fair Value
Preferred Stocks — 18.3%
Financials — 2.2%
Bancolombia SA	7,019	$66,623

Materials — 14.1%
Braskem SA	17,504	155,409
Sociedad Quimica y Minera de Chile SA	9,500	281,806
		437,215
Utilities — 2.0%
Cia Energetica de Minas Gerais	20,477	62,547
TOTAL PREFERRED STOCKS
(Cost $496,916)		566,385
REAL ESTATE INVESTMENT TRUSTS — 0.7%
Financials — 0.7%
Fibra Uno Administracion SA de CV	11,349	21,598
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $23,646)		21,598
TOTAL INVESTMENTS — 99.2%
(Cost $2,643,402)		3,076,108
Other Assets in Excess of Liabilities — 0.8%		25,251
TOTAL NET ASSETS — 100.0%		$3,101,359

*	Non-income producing security.

Glossary:

SA — Société Anonyme is a French term for a stock corporation and is the equivalent of a corporation in the United States.
SAB de CV — Sociedad Anónima de Capital Variable is a Spanish term for a stock corporation and is the equivalent of a corporation in the United States.

Sector Allocation (as of October 31, 2016)
Financials	40.0%
Materials	17.5
Consumer Discretionary	13.7
Industrials	11.3
Consumer Staples	9.2
Utilities	4.6
Health Care	2.2
Telecommunication Services	0.7
Total Investments	99.2
Other Assets in Excess of Liabilities	0.8
Net Assets	100.0%
Percentages indicated are based upon net assets.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments — Recon Capital USA Managed Risk ETF
October 31, 2016

Security Description	Shares	Fair Value
Common Stocks — 97.4%
Consumer Discretionary — 5.6%
Aramark	660	$24,572
AutoZone, Inc.*	153	113,551
Bed Bath & Beyond, Inc.	672	27,162
Brinker International, Inc.	324	15,954
Darden Restaurants, Inc.	1,452	94,075
Dollar Tree, Inc.*	252	19,039
Dunkin’ Brands Group, Inc.	1,344	64,996
Foot Locker, Inc.	804	53,683
H&R Block, Inc.	2,160	49,615
Madison Square Garden Co.*	84	13,901
Panera Bread Co.*	1,344	256,381
Service Corp International	792	20,275
Walt Disney Co.	681	63,122
		816,326

Consumer Staples — 37.3%
Altria Group, Inc.	6,480	428,458
Campbell Soup Co.	1,104	59,991
Church & Dwight Co, Inc.	1,092	52,700
Clorox Co.	6,038	724,681
Colgate-Palmolive Co.	4,404	314,270
ConAgra Foods, Inc.	5,832	280,986
CostCo Wholesale Corp.	3,420	505,715
CVS Health Corp.	1,320	111,012
Dr. Pepper Snapple Group, Inc.	1,620	142,220
General Mills, Inc.	1,454	90,119
JM Smucker Co.	672	88,240
Kellogg Co.	533	40,044
Kimberly-Clark Corp.	3,240	370,688
Kroger Co.	2,856	88,479
McCormick & Co., Inc.	492	47,168
PepsiCo, Inc.	1,512	162,086
Pinnacle Foods, Inc.	216	11,107
Procter & Gamble Co.	1,764	153,115
Reynolds American, Inc.	5,856	322,549
Rite Aid Corp.*	73,369	492,306
Sysco Corp.	9,720	467,726
TreeHouse Foods, Inc.*	84	7,348
Wal-Mart Stores, Inc.	5,472	383,150
WhiteWave Foods Co.*	1,294	70,510
Whole Foods Market, Inc.	1,860	52,619
		5,467,287

Energy — 3.0%
EQT Corp.	2,412	159,192
Exxon Mobil Corp.	1,131	94,235
Spectra Energy Corp.	3,528	147,506
Valero Energy Corp.	372	22,037
World Fuel Services Corp.	336	13,524
		436,494

Financials — 6.5%
Allied World Assurance Co. Holdings AG	480	20,630
Allstate Corp.	2,832	192,293
Arch Capital Group Ltd.*	384	29,941
Arthur J Gallagher & Co.	168	8,103
Assurant, Inc.	72	5,797
Axis Capital Holdings Ltd.	468	26,662
CBOE Holdings, Inc.	408	25,790
Security Description	Shares	Fair Value
Common Stocks (continued)
Financials (continued)
CME Group, Inc.	564	$56,456
Commerce Bancshares, Inc.	240	11,957
Endurance Specialty Holdings Ltd.	84	7,724
Intercontinental Exchange, Inc.	492	133,032
Investors Bancorp, Inc.	7,216	88,468
M&T Bank Corp.	456	55,965
New York Community Bancorp, Inc.	5,748	82,541
People’s United Financial, Inc.	2,520	40,925
PrivateBancorp, Inc.	475	21,489
RenaissanceRe Holdings Ltd.	300	37,287
Torchmark Corp.	120	7,609
Validus Holdings Ltd.	408	20,849
White Mountains Insurance Group Ltd.	37	30,700
Willis Towers Watson PLC	120	15,108
WR Berkley Corp.	312	17,815
Zions Bancorporation	745	23,996
		961,137

Health Care — 15.4%
Alere, Inc.*	612	27,344
AmerisourceBergen Corp.	2,928	205,897
Baxter International, Inc.	3,708	176,464
Becton Dickinson and Co.	1,140	191,417
Bio-Techne Corp.	156	16,223
Bristol-Myers Squibb Co.	84	4,277
Cardinal Health, Inc.	2,604	178,869
Cooper Cos., Inc.	72	12,675
DaVita, Inc.*	768	45,020
DENTSPLY SIRONA, Inc.	516	29,706
Eli Lilly & Co.	2,005	148,049
Express Scripts Holding Co.*	636	42,866
Henry Schein, Inc.*	276	41,179
Johnson & Johnson	1,795	208,202
Laboratory Corp. of America Holdings*	996	124,839
McKesson Corp.	48	6,104
MEDNAX, Inc.*	168	10,290
Merck & Co., Inc.	1,524	89,489
Patterson Cos., Inc.	744	31,776
Perrigo Co.	895	74,455
Pfizer, Inc.	3,924	124,430
Quest Diagnostics, Inc.	576	46,910
St. Jude Medical, Inc.	948	73,792
Teleflex, Inc.	180	25,763
Varian Medical Systems, Inc.*	516	46,817
Waters Corp.*	132	18,367
Zoetis, Inc.	5,308	253,722
		2,254,942

Industrials — 7.3%
3M Co.	60	9,918
CH Robinson Worldwide, Inc.	4,616	314,442
Curtiss-Wright Corp.	180	16,132
Expeditors International of Washington, Inc.	1,140	58,676
Hubbell, Inc.	120	12,542
Huntington Ingalls Industries, Inc.	144	23,236
L-3 Communications Holdings, Inc.	1,332	182,404
MSC Industrial Direct Co., Inc.	504	36,691
Northrop Grumman Corp.	620	141,980
Republic Services, Inc.	996	52,419

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments — Recon Capital USA Managed Risk ETF (concluded)
October 31, 2016

Security Description	Shares	Fair Value
Common Stocks (continued) Industrials (continued)
Spirit AeroSystems Holdings, Inc.*	132	$6,648
United Parcel Service, Inc.	1,956	210,779
		1,065,867

Information Technology — 3.9%
Amdocs Ltd.	252	14,729
Jack Henry & Associates, Inc.	180	14,584
LinkedIn Corp.*	2,595	492,012
Motorola Solutions, Inc.	312	22,645
VeriSign, Inc.*	312	26,214
		570,184

Materials — 0.6%
Valspar Corp.	914	91,034

Telecommunication Services — 3.8%
AT&T, Inc.	4,752	174,826
CenturyLink, Inc.	1,080	28,706
SBA Communications Corp. Class A*	576	65,249
Verizon Communications, Inc.	6,096	293,218
		561,999

Utilities — 14.0%
Alliant Energy Corp.	204	7,762
Aqua America, Inc.	300	9,210
CMS Energy Corp.	864	36,418
Consolidated Edison, Inc.	1,968	148,683
Dominion Resources Inc.	192	14,438
DTE Energy Co.	120	11,521
Duke Energy Corp.	4,608	368,732
Edison International	756	55,551
Entergy Corp.	981	72,280
Eversource Energy	3,240	178,394
Fortis Inc.	1	31
Great Plains Energy, Inc.	600	17,064
Hawaiian Electric Industries, Inc.	276	8,142
IDACORP, Inc.	240	18,814
NextEra Energy, Inc.	636	81,408
Pinnacle West Capital Corp.	672	51,159
Portland General Electric Co.	516	22,518
Sempra Energy	252	26,989
Southern Co.	13,908	717,236
Vectren Corp.	360	18,112
WEC Energy Group, Inc.	432	25,799
Westar Energy, Inc.	492	28,202
Xcel Energy, Inc.	3,288	136,616
		2,055,079
TOTAL COMMON STOCKS
(Cost $14,600,932)		14,280,349
Security Description	Shares	Fair Value
Real Estate Investment Trusts — 1.1%
Financials — 1.0%
AGNC Investment Corp.	3,204	$64,272
Annaly Capital Management, Inc.	7,416	76,830
Two Harbors Investment Corp.	1,080	8,996
		150,098

Real Estate — 0.1%
Columbia Property Trust, Inc.	348	7,336

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $156,352)		157,434

TOTAL INVESTMENTS — 98.5%
(Cost $14,757,284)		14,437,783
Other Assets in Excess of Liabilities — 1.5%		214,549
TOTAL NET ASSETS — 100.0%		$14,652,332

*	Non-income producing security.

Glossary:

Ltd. — Private Limited Company

PLC — Public Limited Company

Sector Allocation (as of October 31, 2016)
Consumer Staples	37.3%
Health Care	15.4
Utilities	14.0
Financials	7.5
Industrials	7.3
Consumer Discretionary	5.6
Information Technology	3.9
Telecommunication Services	3.8
Energy	3.0
Materials	0.6
Real Estate	0.1
Total Investments	98.5
Other Assets in Excess of Liabilities	1.5
Net Assets	100.0%
Percentages indicated are based upon net assets.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
October 31, 2016

	Recon Capital NASDAQ 100 Covered Call ETF	Recon Capital DAX Germany ETF	BullMark LatAm Select Leaders ETF	Recon Capital USA Managed Risk ETF
Assets:
Investments, at cost	$46,637,526	$15,111,315	$2,643,402	$14,757,284
Investments, at value (Note 2)	$52,093,566	$13,372,843	$3,076,108	$14,437,783
Cash	1,661,407	123,578	26,297	196,971
Receivables:
Fund shares sold	—	—	—	—
Dividends and interest	2,075	—	726	21,332
Reclaims	—	8,393	—	—
Due From Advisor (Note 10)	99,686	101,330	—	—
Total Assets	53,856,734	13,606,144	3,103,131	14,656,086

Liabilities:
Payables:
Accrued Advisory fees	26,601	5,189	1,392	3,754
Accrued other expenses	—	—	380	—
Distribution Payable	358,536	—	—	—
Options written, at value (premiums received
$735,022, $—, $— and $—)	520,020	—	—	—
Total Liabilities	905,157	5,189	1,772	3,754
Net Assets	$52,951,577	$13,600,955	$3,101,359	$14,652,332

Net Assets Consist of:
Paid-in capital	$52,951,575	$15,578,978	$2,525,712	$15,000,000
Undistributed (accumulated) net investment
income (loss)	—	175,741	(5,701)	26,741
Accumulated net realized gain (loss) on investments,
options written and foreign currency transactions	(5,671,040)	(414,973)	148,654	(54,908)
Net unrealized appreciation (depreciation) on
investments, options written and foreign
currency translations	5,671,042	(1,738,791)	432,694	(319,501)
Net Assets	$52,951,577	$13,600,955	$3,101,359	$14,652,332

Shares outstanding (unlimited number of shares
of beneficial interest authorized, without par value)	2,400,000	550,000	100,000	600,000
Net asset value, per share	$22.06	$24.73	$31.01	$24.42

The accompanying notes are an integral part of these financial statements.

Statements of Operations
For the Year or Period Ended October 31, 2016

	Recon Capital NASDAQ 100 Covered Call ETF	Recon Capital DAX Germany ETF	BullMark LatAm Select Leaders ETF*	Recon Capital USA Managed Risk ETF^
Investment Income:
Dividend income[1]	$521,629	$311,659	$34,163	$31,737
Expenses:
Advisory fees	243,280	60,830	6,870	7,663
Other expenses	—	—	1,874	—
Total Expenses	243,280	60,830	8,744	7,663
Advisory fees waived	—	—	—	(2,667)
Net Expenses	243,280	60,830	8,744	4,996
Net Investment Income (Loss)	278,349	250,829	25,419	26,741
Net Realized and Unrealized Gain (Loss) on:
Net Realized Gain (Loss) on:
Investments	(1,086,703)	(272,054)	105,097	(54,908)
Options written	(1,713,491)	—	—	—
In-kind transactions	227,247	(164,069)	—	—
Foreign currency transactions	—	(3,985)	12,437	—
Net Realized Gain (Loss)	(2,572,947)	(440,108)	117,534	(54,908)
Net Change in Unrealized Appreciation
(Depreciation) on:
Investments	3,417,625	(422,410)	432,706	(319,501)
Options written	905,531	—	—	—
Foreign currency translations	—	(319)	(12)	—
Net Change in Unrealized
Appreciation (Depreciation)	4,323,156	(422,729)	432,694	(319,501)
Net Realized and Unrealized Gain (Loss)
on Investments	1,750,209	(862,837)	550,228	(374,409)
Net Increase (Decrease) in Net Assets Resulting
From Operations	$2,028,558	$(612,008)	$575,647	$(347,668)
Foreign tax withheld	$(75)	$(65,896)	$(1,870)	$—

1	Net of Foreign tax withheld.
*	From May 18, 2016 (commencement of operations) through October 31, 2016.
^	From September 19, 2016 (commencement of operations) through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Recon Capital NASDAQ 100 Covered Call ETF		Recon Capital DAX Germany ETF
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015

Investment Operations:
Net investment income (loss)	$278,349	$115,620	$250,829	$498,916
Net realized gain (loss) on investments	(2,572,947)	188,153	(440,108)	684,884
Net change in unrealized appreciation (depreciation) on investments	4,323,156	1,155,480	(422,729)	(1,672,671)
Net increase (decrease) in net assets resulting from operations	2,028,558	1,459,253	(612,008)	(488,871)
Distributions to Shareholders from:
Net investment income	(1,801,350)	(1,395,501)	(117,627)	(450,000)
Return of capital[1]	(2,129,774)	(212,996)	—	—
Total distributions	(3,931,124)	(1,608,497)	(117,627)	(450,000)
Shareholder Transactions:
Proceeds from shares sold	33,591,667	16,307,129	—	33,407,232
Cost of shares redeemed	(1,074,755)	(5,842,309)	(1,163,350)	(29,840,563)
Net increase (decrease) in net assets resulting from shareholder transactions	32,516,912	10,464,820	(1,163,350)	3,566,669
Net increase (decrease) in net assets	30,614,346	10,315,576	(1,892,985)	2,627,798
Net Assets:
Beginning of period	22,337,231	12,021,655	15,493,940	12,866,142
End of period	$52,951,577	$22,337,231	$13,600,955	$15,493,940

Including undistributed (accumulated) net investment income (loss) as follows:	$—	$—	$175,741	$47,506
Changes in Shares Outstanding:
Shares outstanding, beginning of period	950,000	500,000	600,000	500,000
Shares sold	1,500,000	700,000	—	1,200,000
Shares redeemed	(50,000)	(250,000)	(50,000)	(1,100,000)
Shares outstanding, end of period	2,400,000	950,000	550,000	600,000

1	Pursuant to Rule 19a-1 under the Investment Company Act of 1940, Notices of Sources of Distributions are posted on the Fund’s website: www.reconfunds.com.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (concluded)

	BullMark LatAm Select Leaders ETF*	Recon Capital USA Managed Risk ETF^
	For the Period Ended October 31, 2016	For the Period Ended October 31, 2016
Investment Operations:
Net investment income (loss)	$25,419	$26,741
Net realized gain (loss) on investments	117,534	(54,908)
Net change in unrealized appreciation (depreciation) on investments	432,694	(319,501)
Net increase (decrease) in net assets resulting from operations	575,647	(347,668)

Shareholder Transactions:
Proceeds from shares sold	2,500,000	15,000,000
Transaction fees (Note 4)	25,712	—
Net increase (decrease) in net assets resulting from shareholder transactions	2,525,712	15,000,000
Net increase (decrease) in net assets	3,101,359	14,652,332

Net Assets:
Beginning of period	—	—
End of period	$3,101,359	$14,652,332
Including undistributed (accumulated) net investment income (loss) as follows:	$(5,701)	$26,741

Changes in Shares Outstanding:
Shares outstanding, beginning of period	—	—
Shares sold	100,000	600,000
Shares outstanding, end of period	100,000	600,000

*	From May 18, 2016 (commencement of operations) through October 31, 2016.
^	From September 19, 2016 (commencement of operations) through October 31, 2016.

The accompanying notes are an integral part of these financial statements.

Financial Highlights — Recon Capital NASDAQ 100 Covered Call ETF

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period December 12, 2013[1] Through October 31, 2014
For A Share Outstanding Throughout the Periods Presented:
Net asset value, beginning of period	$23.51	$24.04	$25.00

Investment operations:
Net investment income (loss)[2]	0.15	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.53	1.47	1.11
Total from investment operations	0.68	1.63	1.27

Distributions from:
Net investment income	(1.06)	(1.92)	(0.35)
Return of capital[7]	(1.07)	(0.24)	(1.88)
Total distribution to shareholders	(2.13)	(2.16)	(2.23)
Net asset value, end of period	$22.06	$23.51	$24.04

Total Return[3]	3.32%	7.25%	5.11%
Net assets, end of period (000’s omitted)	$52,952	$22,337	$12,022

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.60%	0.60%	0.60%[4]
Net investment income (loss)	0.69%	0.67%	0.74%[4]
Portfolio turnover rate[5]	9%	13%	18%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total Return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.
7	Pursuant to Rule 19a-1 under the Investment Company Act of 1940, Notices of Sources of Distributions are posted on the Fund’s website: www.reconfunds.com.

The accompanying notes are an integral part of these financial statements.

Financial Highlights — Recon Capital DAX Germany ETF

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period October 23, 2014[1] Through October 31, 2014
For A Share Outstanding Throughout the Periods Presented:
Net asset value, beginning of period	$25.82	$25.73	$25.00

Investment operations:
Net investment income (loss)[2]	0.45	0.73	(—)[3]
Net realized and unrealized gain (loss) on investments	(1.33)	(0.37)	0.73
Total from investment operations	(0.88)	0.36	0.73

Distributions from:
Net investment income	(0.21)	(0.27)	—
Total distribution to shareholders	(0.21)	(0.27)	—
Net asset value, end of period	$24.73	$25.82	$25.73

Total Return[4]	(3.41)%	1.34%	2.92%
Net assets, end of period (000’s omitted)	$13,601	$15,494	$12,866

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.45%	0.45%	0.45%[5]
Net investment income (loss)	1.86%	2.70%	(0.45)%[5]
Portfolio turnover rate[6]	14%	9%	0%[7]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Amount is less than $(0.005).
4	Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total Return calculated for a period of less than one year is not annualized.
5	Annualized.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights — BullMark LatAm Select Leaders ETF

For the Period May 18, 2016[1] Through October 31, 2016
For A Share Outstanding Throughout the Period Presented:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income (loss)[2]	0.25
Net realized and unrealized gain (loss) on investments	5.76
Total from investment operations	6.01
Net asset value, end of period	$31.01

Total Return[3]	24.05%
Net assets, end of period (000’s omitted)	$3,101

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.70%[4]
Net investment income (loss)	2.04%[4]
Portfolio turnover rate[5]	45%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total Return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights — Recon Capital USA Managed Risk ETF

For the Period September 19, 2016[1] Through October 31, 2016
For A Share Outstanding Throughout the Period Presented:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income (loss)[2]	0.04
Net realized and unrealized gain (loss) on investments	(0.62)
Total from investment operations	(0.58)
Net asset value, end of period	$24.42

Total Return[3]	(2.32)%
Net assets, end of period (000’s omitted)	$14,652

Ratios/Supplemental Data:
Ratios to average net assets:
Gross expenses	0.50%[4]
Net expenses	0.30%[4]
Net investment income (loss)[7]	1.61%[4]
Portfolio turnover rate[5]	9%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total Return is calculated assuming an initial investment made at the net asset value on the first day of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total Return calculated for a period of less than one year is not annualized.
4	Annualized.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
6	Not annualized.
7	Recon Capital Advisors, LLC has contractually agreed to waive a portion of its management fee, which is 0.50% of the average daily net assets of the Fund, and/or reimburse fees or expenses to 0.30% of the average daily net assets until February 28, 2018. If these fees were not waived, net investment income (loss) would be lower.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
October 31, 2016

1. ORGANIZATION

Recon Capital Series Trust, formerly ETF Series Trust (the “Trust”) was organized as a Delaware statutory trust on May 17, 2012 and is currently comprised of four investment portfolios. These financial statements relate to the Recon Capital NASDAQ 100 Covered Call ETF, Recon Capital DAX Germany ETF, BullMark LatAm Select Leaders ETF and Recon Capital USA Managed Risk ETF (each a “Fund” and collectively, the “Funds”), which are series of the Trust. The Funds are classified as non-diversified, open-end, management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds commenced operations on December 12, 2013, October 23, 2014, May 18, 2016 and September 19, 2016, respectively.

Recon Capital NASDAQ 100 Covered Call ETF seeks to provide investment results that will closely correspond, before fees and expenses, generally to the price and yield performance of the CBOE NASDAQ-100® Buy Write V2 Index (the “Buy Write Index”). The Buy Write Index measures the total return of a portfolio consisting of common stocks of the 100 companies included in the NASDAQ-100® Index and call options systematically written on those securities through a “buy-write” or covered call strategy. A “buy-write” strategy is an investment strategy in which the Fund buys a specific basket of stocks (such as the NASDAQ-100® Index) and sells covered call options that correspond to that basket of stocks.

Recon Capital DAX Germany ETF seeks to provide investment results using a passive or indexing investment approach that will closely correspond, before fees and expenses, generally to the price and yield performance of the DAX® Index (“DAX® Index”). The DAX® Index tracks the segment of the largest and most actively traded companies — known as blue chips — on the German equities market. It contains the shares of the 30 largest German companies in terms of liquidity and market capitalization admitted to the Frankfurt Stock Exchange in the Prime Standard segment. The 30 stocks contained in the Index represents about 80% of the market capitalization listed in Germany.

BullMark LatAm Select Leaders ETF seeks to provide investment results that will closely correspond, before fees and expenses, generally to the price and yield performance of BullMark LatAm Select Leaders Index (the “BullMark LatAm Select Leaders Index”). The BullMark LatAm Select Leaders Index is designed to track the performance of high dividend-paying securities in the Latin America region. Index eligibility is limited to specific security types only. The security types eligible for the Index include common stocks, ordinary shares, depositary receipts, shares of beneficial interest of REITs and preferred shares.

Recon Capital USA Managed Risk ETF seeks to track the investment results that will closely correspond, before fees and expenses, generally to the performance of the STOXX® USA 900 Minimum Variance Unconstrained (USD) Index (the “STOXX® USA 900 Minimum Variance Index”). The STOXX® USA 900 Minimum Variance Index follows a rules-based methodology that determines the weights for securities in the index that seeks to minimize the portfolio variance of the STOXX® USA 900 (USD) Index. The STOXX® USA 900 Minimum Variance Index is minimized for volatility based on risk factors including but not limited to value, growth, medium term and short term momentum, leverage, liquidity, exchange rate sensitivity and not restricted to follow the STOXX® USA 900 (USD) Index.

2. SIGNIFICANT ACCOUNTING POLICIES

These Funds follow the accounting and reporting guidelines issued in Topic 946, “Financial Services — Investment Companies,” by the Financial Accounting Standards Board (“FASB”).

Use of Estimates

These financial statements are prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Securities Valuation

Security holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ Official Closing Price. If there has been no sale or official closing price for a particular security on a particular day, one of the factors that a Fund will use to estimate the market price of that security is the midpoint of the bid/ask price of that security. If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Purchased and written options contracts listed on exchanges are valued at their reported mean of bid and ask quotations; over-the-counter derivative contracts are fair valued using price evaluations provided by an independent pricing service.

Notes to Financial Statements (continued)
October 31, 2016

Fair Value Measurement

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Funds categorize their fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Funds’ assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for identical investments in active markets that the Funds have the ability to access at the measurements date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risks, etc.).
•	Level 3 — Valuations based on significant unobservable inputs (including the Funds’ own assumptions and judgment in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of October 31, 2016 in valuing the Funds’ assets and liabilities carried at fair value:

Recon Capital NASDAQ 100 Covered Call ETF

Assets†	Level 1	Level 2	Level 3	Total
Common Stocks	$52,093,566	$—	$—	$52,093,566
Other Financial Instruments:
Options Written*	—	(520,020)	—	(520,020)
Total	$52,093,566	$(520,020)	$—	$51,573,546
Recon Capital DAX Germany ETF
Assets†	Level 1	Level 2	Level 3	Total
Common Stocks	$12,666,258	$—	$—	$12,666,258
Preferred Stocks	706,585	—	—	706,585
Total	$13,372,843	$—	$—	$13,372,843
BullMark LatAm Select Leaders ETF
Assets†	Level 1	Level 2	Level 3	Total
Common Stocks	$2,488,125	$—	$—	$2,488,125
Preferred Stocks	566,385	—	—	566,385
Real Estate Investment Trusts	21,598	—	—	21,598
Total	$3,076,108	$—	$—	$3,076,108
Recon Capital USA Managed Risk ETF
Assets†	Level 1	Level 2	Level 3	Total
Common Stocks	$14,280,349	$—	$—	$14,280,349
Real Estate Investment Trusts	157,434	—	—	157,434
Total	$14,437,783	$—	$—	$14,437,783

*	See the Portfolio of Investments for breakdown by sector.
†	Purchased and written options contracts listed on exchanges are valued at their reported mean of bid and ask quotations; over the-counter derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

Notes to Financial Statements (continued)
October 31, 2016

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. It is the Funds’ policy to recognize transfers into and out of all levels at the beginning of the reporting period. There were no transfers between levels during the reporting period.

Indemnification

In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may not be made against each Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Cash and Cash Equivalents

Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value.

Concentration of Risk

The Funds place cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Valuation

The NAV is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. NAV per share is calculated by dividing each Fund’s net assets by the number of fund shares outstanding.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the specific identification method of cost relief.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains/(losses) are included in the reported net realized and unrealized gains/(losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

Investment Income and Expenses

Dividend income is recognized on the ex-dividend date. The Funds distribute all or substantially all of their net investment income to shareholders in the form of dividends. Expenses are recognized on the accrual basis.

Notes to Financial Statements (continued)
October 31, 2016

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory and Supervisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) and Supervision Agreement (the “Supervision Agreement”) with Recon Capital Advisors, LLC (the “Adviser”), on behalf of the Funds. Pursuant to the Supervision Agreement, the Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios. The Adviser is a wholly-owned subsidiary of Recon Capital Partners, LLC, a Delaware limited liability corporation established in 2011 that serves as investment adviser to high net worth individuals through separately managed accounts and private funds. For its services, Recon Capital NASDAQ 100 Covered Call ETF, Recon Capital DAX Germany ETF, BullMark LatAm Select Leaders ETF and Recon Capital USA Managed Risk ETF pay the Adviser an annual rate of 0.60%, 0.45%, 0.55% and 0.50%, respectively of each Fund’s average daily net assets. Such fee, an all-in fee, is accrued daily and paid monthly. It pays for substantially all expenses of the Funds, including the cost of transfer agency, trustees, custody (except for the BullMark LatAm Select Leaders ETF), fund administration, legal, audit, printing and certain administrative, distribution and investment advisory services. The types of Fund expenses that the Adviser is not obligated to pay under the Supervision Agreement are as follows: taxes and governmental fees; brokerage fees, commissions and other portfolio transaction expenses; costs of borrowing money (including interest expenses); extraordinary expenses (including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Fund to indemnify the Trust’s trustees, officers, employees, shareholders, distributors, and agents with respect thereto); organizational and offering expenses of the Trust and each Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles); and costs and/or fees, including legal fees, incident to meetings of the Trust’s shareholders, the preparation, printing and distribution of Fund product descriptions for distribution to shareholders or authorized participants, notices and proxy statements and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence and qualification to do business, and the expenses of issuing, redeeming, registering and qualifying for sale, Fund shares with federal and state securities authorities. In addition, the Adviser is not obligated to pay the custody fees of the BullMark LatAm Select Leaders ETF. The advisory fees paid for the period ended October 31, 2016 were $243,280, $60,830, $6,870 and $7,663, respectively.

The Adviser, has contractually agreed to waive a portion of its management fee, which is 0.50% of the average daily net assets of the Recon Capital USA Managed Risk ETF, and/or reimburse fees or expenses to 0.30% of the average daily net assets until February 28, 2018. The advisory fees waived for the period ended October 31, 2016 for the Recon Capital USA Managed Risk ETF were $2,667.

Distribution Agreement

Foreside Fund Services, LLC (the “Distributor”) serves as the Funds’ Distributor. The Distributor will not distribute shares in less than creation units, as defined in Note 4, and does not maintain a secondary market in shares. The shares are expected to be traded in the secondary market.

The Board has adopted a distribution and service plan, where the Funds are authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. No distribution fees are currently paid by the Funds and there are no current plans to impose the fees.

Administrator, Custodian, Accounting Agent and Transfer Agent Agreements

U.S. Bancorp Fund Services, LLC (“USBFS”) (in each capacity, the “Administrator”, “Accounting Agent” or “Transfer Agent”) serves as the Funds’ Administrator, Accounting Agent and Transfer Agent pursuant to the fund administration and accounting agreements. U.S. Bank N.A. (the “Custodian”), an affiliate of USBFS, serves as the Funds’ custodian pursuant to the custody agreement.

Independent Trustees

Each Independent Trustee of the Trust receives an annual Trustee fee of $3,000. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

4. CREATION AND REDEMPTION TRANSACTIONS

The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called “Creation Units.” Creation Units of the Funds are issued and redeemed generally in exchange for specified securities held by the Funds generally included in the Index and a specified cash payment. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of shares. In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchase or redemptions.

Notes to Financial Statements (continued)
October 31, 2016

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a participant agreement with the Distributor.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. FEDERAL INCOME TAX

The Funds intend to qualify as regulated investment companies by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of their net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in the Funds on the applicable record date, at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification.

Management of the Funds is required to analyze all open tax years (2013 – 2015), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At October 31, 2016, the cost of investments on a tax basis was as follows:

Funds	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Recon Capital NASDAQ 100 Covered Call ETF	$46,637,526	$6,953,688	$(1,497,648)	$5,456,040
Recon Capital DAX Germany ETF	15,201,733	727,717	(2,556,607)	(1,828,890)
BullMark LatAm Select Leaders ETF	2,649,398	458,973	(32,263)	426,710
Recon Capital USA Managed Risk ETF	14,757,284	162,768	(482,269)	(319,501)

The difference between book-basis and tax-basis unrealized appreciation at October 31, 2016 is attributable primarily to the tax deferral of losses on wash sales and CPDI adjustments.

At October 31, 2016, the components of undistributed or accumulated earnings/losses on a tax-basis were as follows:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Capital and Other Gains (Losses)	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Recon Capital NASDAQ 100 Covered Call ETF	$—	$1	$1	$2
Recon Capital DAX Germany ETF	175,741	(324,555)	(1,829,209)	(1,978,023)
BullMark LatAm Select Leaders ETF	148,949	—	426,698	575,647
Recon Capital USA Managed Risk ETF	26,741	(54,908)	(319,501)	(347,668)

The differences between book and tax basis components of net assets are primarily attributable to appreciation (depreciation) of investments or a mixed straddle adjustment and non-taxable distribution from regulated investment companies.

The tax character of distribution paid during the year ended October 31, 2016 and 2015 were as follows:

	2016			2015
Funds	Ordinary Income	Long-Term Capital	Return of Capital	Ordinary Income	Long-Term Capital	Return of Capital
Recon Capital NASDAQ 100 Covered Call ETF	$1,801,350	$—	$2,129,774	$1,395,501	$—	$212,996
Recon Capital DAX Germany ETF	117,627	—	—	450,000	—	—
BullMark LatAm Select Leaders ETF	—	—	—	—	—	—
Recon Capital USA Managed Risk ETF	—	—	—	—	—	—

Notes to Financial Statements (continued)
October 31, 2016

The capital loss carryover for each fund as of the year ended October 31, 2016 were as follows:

	Capital Loss Carryover
Funds	Short Term	Long Term
Recon Capital NASDAQ 100 Covered Call ETF	$—	$—
Recon Capital DAX Germany ETF	238,013	86,542
BullMark LatAm Select Leaders ETF	—	—
Recon Capital USA Managed Risk ETF	54,908	—

At October 31, 2016 the Funds did not have any Late-Year ordinary losses.

At October 31, 2016, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Recon Capital NASDAQ 100 Covered Call ETF	$1,523,002	$(1,750,208)	$(227,206)
Recon Capital DAX Germany ETF	(4,967)	169,036	(164,069)
BullMark LatAm Select Leaders ETF	(31,120)	31,120	—
Recon Capital USA Managed Risk ETF	—	—	—

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short term investments) for the period ended October 31, 2016:

	Purchases	Sales
Recon Capital NASDAQ 100 Covered Call ETF	$3,676,794	$9,768,944
Recon Capital DAX Germany ETF	2,270,424	1,938,428
BullMark LatAm Select Leaders ETF	3,700,044	1,204,958
Recon Capital USA Managed Risk ETF	1,392,729	1,448,974

Purchases and sales of in-kind transactions for the period ended October 31, 2016:

	Purchases	Sales
Recon Capital NASDAQ 100 Covered Call ETF	$33,488,942	$1,076,200
Recon Capital DAX Germany ETF	—	1,162,788
BullMark LatAm Select Leaders ETF	—	—
Recon Capital USA Managed Risk ETF	14,891,700	—

7. DERIVATIVE FINANCIAL INSTRUMENTS

Options

Transactions in options written for the period ended October 31, 2016 were as follows:

	Number of Contracts	Premiums Received
Recon Capital NASDAQ 100 Covered Call ETF
Options outstanding, at beginning of the period	49	$429,611
Options written	1,129	9,035,980
Options closed	(1,070)	(8,730,569)
Options outstanding, at end of the period	108	$735,022

Recon Capital NASDAQ 100 Covered Call ETF may write covered call and put options on portfolios securities and other financial instruments. Premiums received are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transactions to determine the net realized gain or loss. By writing a covered call option, Recon Capital NASDAQ 100 Covered Call ETF, in exchange for the

Notes to Financial Statements (continued)
October 31, 2016

premium, foregoes the opportunity for capital appreciation above the exercise price should the market of the price of the underlying security increase. By writing a put option, the Recon Capital NASDAQ 100 Covered Call ETF, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current price. When the written option expires, is terminated or is sold, the Recon Capital NASDAQ 100 Covered Call ETF will record a gain or loss.

Recon Capital NASDAQ 100 Covered Call ETF invests in derivatives in the form of call options as part of its investment strategy to track the performance of the CBOE NASDAQ 100® Buy Write V2 Index (the “Buy Write V2 Index”). The type of derivatives used by the Recon Capital NASDAQ 100 Covered Call ETF are call options on the NASDAQ-100® Index. Consistent with its investment strategy, the Recon Capital NASDAQ 100 Covered Call ETF wrote (sold) a succession of one-month call options on the Buy Write V2 Index and covered such options by holding the securities underlying the options written. The use of the call options helps the Recon Capital NASDAQ 100 Covered Call ETF track the performance of the Buy Write V2 Index. Recon Capital NASDAQ 100 Covered Call ETF may purchase call and put options on the portfolio securities or other financial instruments. The Recon Capital NASDAQ 100 Covered Call ETF may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. The Recon Capital NASDAQ 100 Covered Call ETF may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written positions. When the purchased option expires, is terminated or is sold, the Recon Capital NASDAQ 100 Covered Call ETF will record a gain or loss.

Risks may arise from an imperfect correlation between the change in market value of the securities held by the Recon Capital NASDAQ 100 Covered Call ETF and the prices of options relating to the securities purchased or sold by the Recon Capital NASDAQ 100 Covered Call ETF and from possible lack of liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Written uncovered call options subject the Recon Capital NASDAQ 100 Covered Call ETF to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Recon Capital NASDAQ 100 Covered Call ETF to risk of loss if the value of the security declines below the exercise price minus the put premium.

Transactions in derivative instruments reflected on the Statements of Assets and Liabilities at October 31, 2016, are:

Recon Capital NASDAQ 100 Covered Call ETF

Equity Risk
Liabilities
Options written, at value	$(520,020)
Total Liabilities	$(520,020)

Transactions in derivative instruments reflected on the Statements of Operations during the period were as follows:

Recon Capital NASDAQ 100 Covered Call ETF

Equity Risk
Net Realized Gain (Loss)
Options written	$(1,713,491)
Net realized gain (loss)	$(1,713,491)

Recon Capital NASDAQ 100 Covered Call ETF

Equity Risk
Net Change in Unrealized Appreciation (Depreciation)
Options written	$905,531
Net change in unrealized appreciation (depreciation)	$905,531

For the period ended October 31, 2016, the monthly average fair value of the written options contracts held by the Recon Capital NASDAQ 100 Covered Call ETF was $822,552.

8. PRINCIPAL RISKS

Each Fund is subject to the principal risks described below, some or all of these risks may adversely affect each Fund’s NAV, yield, total return and ability to meet its investment objective. As with any investment, an investment in the Funds could result in a loss or the performance of the Funds could be inferior to that of other investments.

Notes to Financial Statements (continued)
October 31, 2016

Foreign Security Risk

Certain of the Funds invest directly or indirectly in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability.

Risks Related to Investing in Germany (Recon Capital DAX Germany ETF)

Germany is a significant exporter to its major trading partners, which are other Western European developed nations and the United States. Therefore, Germany’s economy is dependent on the economies of these other countries. As such, reductions by these countries in spending on German exports could adversely impact the German economy. Many of these Western European developed nations, including Germany, are member states of the European Union (“EU”) and Economic and Monetary Union of the EU (“EMU”). As a result, these member states are dependent upon one another economically and politically.

During the most recent financial crisis, the German economy, along with certain other EU economies, experienced a significant economic slowdown. Recently, new concerns emerged in relation to the economic health of the EU. These concerns have led to tremendous downward pressure on certain financial institutions, including German financial services companies. During the recent European debt crisis, Germany played a key role in stabilizing the euro. However, such efforts may prove unsuccessful, and any ongoing crisis may continue to significantly affect the economies of every country in Europe, including Germany.

Structural Risk

Germany is subject to risks of social unrest and heavy governmental control, either of which may adversely affect investments in Germany.

Heavy Governmental Control and Regulation

Heavy regulation of labor and product markets is pervasive in Germany. These regulations may at times stifle German economic growth or cause prolonged periods of recession.

Equity Risk

The Funds invest in equity securities. Equity risk is the risk that the value of the securities that the Funds hold will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Funds hold participate or factors relating to specific companies in which the Funds invest.

Index Tracking Risk

While the Funds seek to achieve a high degree of correlation with the Index, each Fund’s return may not match the return of the Index due to, among other reasons, operating expenses, transaction costs, cash flows, and operational inefficiencies. For example, a Fund incurs operating expenses not applicable to the Index and incurs costs when buying and selling securities, particularly where the Fund must rebalance its securities holdings to reflect changes in the composition of the Index. Because these and other costs are not factored into the return of the Index, the Funds’ returns may deviate significantly from the return of the Indexes.

The Recon Capital NASDAQ 100 Covered Call ETF may be unable to write options at the times or at the prices that the Index expects such options to be written. Because these and other costs are not factored into the return of the Index, the Fund’s return may deviate significantly from the return of the Index.

Counterparty Risk

The Recon Capital NASDAQ 100 Covered Call ETF is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Political and Social Risk

Certain sectors and regions of Germany have experienced high unemployment and labor and social unrest. These issues may cause downturns in the German markets or the German industries or sectors in which the Recon Capital DAX Germany ETF invests.

Notes to Financial Statements (concluded)
October 31, 2016

Currency Risk

Because the Funds’ NAVs are determined in U.S. dollars, each Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the Funds may also go up or down quickly and unpredictably and investors may lose money.

Non-U.S. Securities Risk

Investments in the securities of non-U.S. issuers are subject to the risks of investing in the markets where such issuers are located, including heightened risks of inflation or nationalization and market fluctuations caused by economic and political developments.

Passive Management Risk

Because the Funds are not “actively” managed, unless a security is removed from an Index, the Funds generally would not sell the security. Therefore, the Funds may underperform funds that actively shift their portfolio assets to take advantage of market opportunities or to move to defensive positions to lessen the impact of a market decline or a decline in the value of one or more issuers.

Non-Diversified Risk

The Funds are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Funds’ performance.

Because the Funds are non-diversified under the 1940 Act and may invest in a smaller number of issuers or a larger proportion of its assets may be invested in a single issuer, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Funds more volatile than more diversified funds.

9. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the date of issuance of this report and has determined that there are no other material events that would require disclosure.

10. DUE FROM ADVISOR

During the fiscal year ended October 31, 2016, the Recon Capital NASDAQ 100 Covered Call ETF and the Recon Capital DAX Germany ETF terminated their administrator and hired US Bancorp Fund Services (“US Bank”) to be their new administrator. During the conversion to US Bank, the prior administrator seized cash from the Fund’s custody account as a result of a fee dispute. The Funds are taking appropriate steps to recover these amounts from the prior administrator. As explained in Note 3, under the terms of the Advisory agreement between the Advisor and the Funds, the Advisor pays substantially all of the operating expenses of the Fund. As these amounts relate to disputed Fund expenses, the Advisor has agreed to reimburse each Fund for those amounts should the Funds be unsuccessful in their attempt to recover them from the prior administrator.

Report of Independent Registered Public Accounting Firm
October 31, 2016

To the Board of Trustees of Recon Capital Series Trust
and the Shareholders of Recon Capital NASDAQ 100 Covered Call ETF,
Recon Capital DAX Germany ETF, BullMark LatAm Select Leaders ETF,
and Recon Capital USA Managed Risk ETF

We have audited the accompanying statements of assets and liabilities of Recon Capital NASDAQ 100 Covered Call ETF, Recon Capital DAX Germany ETF, BullMark LatAm Select Leaders ETF, and Recon Capital USA Managed Risk ETF (the “Funds”), each a series of shares of beneficial interest in Recon Capital Series Trust, including the portfolios of investments, as of October 31, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years and periods in the two-year period then ended and the financial highlights for each of the years and periods in the three-year period then ended, except as noted below for Recon Capital DAX Germany ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Recon Capital DAX Germany ETF for the period October 23, 2014 (commencement of operations) through October 31, 2014 were audited by other auditors whose report expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Recon Capital NASDAQ 100 Covered Call ETF, Recon Capital DAX Germany ETF, BullMark LatAm Select Leaders ETF, and Recon Capital USA Managed Risk ETF as of October 31, 2016, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years and periods in the two-year period then ended and their financial highlights for each of the years and periods in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 28, 2016

Supplemental Information
October 31, 2016 (Unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (844) 723-8637. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted daily on the Fund’s website at www.reconfunds.com.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (844) 723-8637, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.reconfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ended June 30 is available by calling toll-free at (844) 723-8637 or by accessing the SEC’s website at www.sec.gov.

PRIVACY POLICY

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about its customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

Supplemental Information (concluded)
October 31, 2016 (Unaudited)

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

The table that follows presents information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV”, is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. The following information shows the frequency distributions of premiums and discounts for each Fund.

The information shown for the Funds are for the period ended October 31, 2016.

Each line in the table shows the number of trading days in which each Fund traded within the premium/discount range indicated. The number of trading days in the premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

		Market Price Above or Equal to NAV		Market Price Below NAV
Funds	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
Recon Capital NASDAQ 100 Covered Call ETF
December 11, 2013 – October 31, 2016	0 – 49.9	288	39.56%	160	21.98%
	50 – 99.9	57	7.83%	50	6.87%
	100 – 199.9	48	6.59%	51	7.01%
	>200	33	4.53%	41	5.63%
	Total	426	58.52%	302	41.48%

Recon Capital DAX Germany ETF
October 22, 2014 – October 31, 2016	0 – 49.9	90	17.61%	125	24.46%
	50 – 99.9	37	7.24%	39	7.63%
	100 – 199.9	38	7.44%	40	7.83%
	>200	69	13.50%	73	14.29%
	Total	234	45.79%	277	54.21%

BullMark LatAm Select Leaders ETF
May 18, 2016 – October 31, 2016	0 – 49.9	11	9.48%	12	10.34%
	50 – 99.9	20	17.24%	6	5.17%
	100 – 199.9	15	12.93%	10	8.62%
	>200	22	18.97%	20	17.24%
	Total	68	58.62%	48	41.38%

Recon Capital USA Managed Risk ETF
September 19, 2016 – October 31, 2016	0 – 49.9	19	61.29%	11	35.48%
	50 – 99.9	0	0.00%	1	3.23%
	100 – 199.9	0	0.00%	0	0.00%
	>200	0	0.00%	0	0.00%
	Total	19	61.29%	12	38.71%

Board Review and Approval of Advisory Contracts
October 31, 2016 (Unaudited)

QYLD and DAX

At an “in-person” meeting held on September 7, 2016 (the “Meeting”) in New York, New York, the Board of Trustees (the “Board”) of the Recon Capital Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed issues pertaining to the proposed reapproval of the investment advisory agreement between Recon Capital Advisors, LLC (“Recon Capital”) and Recon Capital NASDAQ 100 Covered Call ETF and Recon Capital DAX Germany ETF (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).

The Board met with representatives from Recon Capital and with legal counsel. This information formed the primary basis for the Board’s determinations. During the Meeting, the Board reviewed a memorandum that detailed the duties and responsibilities of the Trustees with respect to their consideration of each Advisory Agreement. The Board also reviewed the advisory agreement approval materials provided by Recon Capital including, but not limited to: (1) organizational overviews of Recon Capital and biographies of the personnel providing services to Recon Capital NASDAQ 100 Covered Call ETF and Recon Capital DAX Germany ETF (each a “Fund” and, collectively, the “Funds”), (2) a copy of each Advisory Agreement, (3) Recon Capital’s Form ADV, and (4) exchange-traded fund industry fee comparison data.

The Board, including a majority of the Independent Trustees, determined that approval of each Advisory Agreement was in the best interests of the respective Funds. The Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for each Fund, the Board considered numerous factors, as described below.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by Recon Capital to the Funds. The Board engaged in discussions with Recon Capital’s senior management responsible for the overall functioning of the Funds’ investment operations. The Board reviewed and considered the nature and extent of the investment advisory services provided by Recon Capital under each Advisory Agreement and the supervisory services provided by Recon Capital under each Supervision Agreement (together, the “Management Agreements”).

The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of Recon Capital who provide the advisory and supervisory services to the Funds and concluded that the nature and extent of the advisory and supervisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds and supported its decision to approve the Management Agreements.

Performance Relative to Comparable Funds Managed by Other Investment Advisers. The Board discussed each Fund’s performance in comparison to the performance of the specified benchmark index for the various periods.

It noted that the Recon Capital DAX Germany ETF seeks to provide investment results that correspond, before fees and expenses, to the price and yield performance of the DAX® Index. Since inception through July 31, 2016, the Recon Capital DAX Germany ETF returned -0.23% (NAV) versus 2.08% for the DAX® Index. For the one-year period ended July 31, 2016, the Recon Capital DAX Germany ETF returned -1.92% (NAV) versus -1.34% for the DAX® Index. The Fund’s inception was October 23, 2014.

It noted that the Recon Capital NASDAQ 100 Covered Call ETF seeks to provide investment results that will closely correspond, before fees and expenses, generally to the price and yield performance of the CBOE NASDAQ-100® BuyWrite V2 Index. Since inception through July 31, 2016, the Recon Capital NASDAQ 100 Covered Call ETF ETF returned 11.85% (NAV) versus 14.64% for the CBOE NASDAQ-100® BuyWrite V2 Index. For the one-year period ended July 31, 2016, the QYLD ETF returned 1.80% (NAV) versus 1.89% for the CBOE NASDAQ-100® BuyWrite V2 Index. It was noted that on October 14, 2015, Recon Capital NASDAQ 100 Covered Call ETF changed its index from CBOE NASDAQ-100 BuyWrite Index (BXN) to CBOE NASDAQ-100 BuyWrite V2 Index The Fund’s inception was December 12, 2013.

The Trustees evaluated the correlation and tracking error between the benchmark indexes and each Fund’s performance. Based on its review, the Board found that the nature and extent of services provided to each Fund under the respective Advisory Agreement were appropriate and that the quality was satisfactory.

Fees Relative to Other Proprietary Funds Managed by the Adviser With Comparable Investment Strategies. The Board noted that Recon Capital did not currently manage any other ETFs, mutual funds or private funds with comparable investment strategies and, accordingly, no comparison of the Funds’ fees to those of other funds and/or accounts managed by Recon Capital with comparable investment strategies could be made at this time.

Fees and Expenses Relative to Comparable Funds and Other Accounts Managed by Other Advisers. The Board (i) reviewed the advisory fee rates paid under the Management Agreements and the total expense ratios of each Fund and (ii) reviewed information provided by

Board Review and Approval of Advisory Contracts (continued)
October 31, 2016 (Unaudited)

Recon Capital regarding the management fee rates paid by an expense peer group for each Fund. The Board noted that the aggregate expense ratios for the Funds were: 0.45% of the average daily net assets, 0.45% of the average daily net assets and 0.60% of the average daily net assets, of Recon Capital NASDAQ 100 Covered Call ETF, Recon Capital DAX Germany ETF. The Board further noted that the advisory fee for each Fund was a unitary fee pursuant to which Recon Capital assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Board reviewed the fee information of peer ETFs identified by Recon Capital.

The Board noted that in the case of the Recon Capital NASDAQ 100 Covered Call ETF, none of the three peer ETFs had a lower investment advisory fee than the Recon Capital NASDAQ 100 Covered Call ETF ’s investment advisory fee of 0.45%; and in the case of the Recon Capital DAX Germany ETF, none of the seven peer ETFs had a lower investment advisory fee than the Recon Capital DAX Germany ETF’s investment advisory fee of 0.34%.

The Board noted that in the case of the Recon Capital NASDAQ 100 Covered Call ETF, none of the three peer ETFs had a lower expense ratio than the Recon Capital NASDAQ 100 Covered Call ETF ’s expense ratio of 0.60%; and in the case of the Recon Capital DAX Germany ETF, none of the seven peer ETFs had a lower expense ratio than the Recon Capital DAX Germany ETF’s expense ratio of 0.45%. The Board concluded that the management fee rates and total expense ratio for each Fund were acceptable as compared to peer funds.

The Board concluded that the advisory fee rates and total expense ratio for each Fund were acceptable as compared to peer funds.

Economies of Scale. The Board reviewed the structure of the management fee schedules under the Management Agreements and noted that the management fee schedules for each Fund and the unitary fee structure effectively acts as a cap on the fees (excluding certain investment-related and extraordinary expenses) to be paid by each Fund. The Board considered that each Fund still had a relatively short operating history and that the potential growth was uncertain. The Board therefore concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreements at the present time.

Profitability of the Adviser. The Board considered the profits realized by Recon Capital, taking into consideration other benefits to Recon Capital. The Board heard financial profit projections based upon assumptions about asset levels of each Fund and Recon Capital’s costs, noting that any such projections are speculative and do not guarantee Recon Capital’s profits. It was the consensus of the Board that Recon Capital’s relationship with each Fund was not unreasonably profitable.

Other Benefits of the Relationship. The Board considered other benefits to Recon Capital derived from its relationship with each Fund and concluded that the advisory fees in each case were reasonable taking into account any such benefits.

Resources of the Adviser. After receiving financial information from the Adviser at the Board’s in-person meeting on September 7, 2016, the Board found that Recon Capital continue to be financially sound and has the resources necessary to perform its obligations under the Management Agreements. The Board also reviewed and considered the organizational structure of Recon Capital and the policies and procedures formulated and adopted by Recon Capital for managing each Fund’s operations.

General Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve each Advisory Agreement and each Supervision Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreements.

USMR

At an “in-person” meeting held on September 7, 2016 (the “Meeting”) in New York, New York, the Board of Trustees (the “Board”) of the Recon Capital Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed issues pertaining to the proposed approval of the Investment Advisory Agreement with respect to a new ETF advised by Recon Capital Advisors, LLC (the “Adviser” or “Recon Capital”): Recon Capital USA Managed Risk ETF (the “Fund”). This information formed the primary basis for the Board’s determinations.

During the Meeting, the Board reviewed a memorandum that detailed the duties and responsibilities of the Trustees with respect to their consideration of the Advisory Agreement. The Board also reviewed the advisory agreement approval materials provided by Recon Capital including, but not limited to: (1) organizational overviews of Recon Capital and biographies of the personnel providing services to the Funds, (2) a copy of the Advisory Agreement, (3) Recon Capital’s Form ADV, and (4) exchange-traded fund industry fee comparison data.

Board Review and Approval of Advisory Contracts (continued)
October 31, 2016 (Unaudited)

The Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Recon Capital under the Advisory Agreement and the supervisory services to be provided by Recon Capital under the Supervision Agreement (together, the “Management Agreements”).

The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of Recon Capital who will provide the advisory and supervisory services to the Fund and concluded that the nature and extent of the advisory and supervisory services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement. The Board also found that Recon Capital has the necessary resources to effectively manage the Fund.

Performance Relative to Comparable Funds Managed by the Adviser and Other Investment Advisers. The Board considered Recon Capital’s plan to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and determined that, accordingly, it was not appropriate to evaluate the performance of the Fund as compared to funds managed by other investment advisers at this time.

Fees and Expenses Relative to Comparable Funds and Other Accounts Managed by Other Advisers. The Board (i) reviewed the advisory and management fee rates proposed to be paid under the Management Agreement and the anticipated total expense ratios of the Fund and (ii) reviewed information provided by Recon Capital regarding the management fee rates paid by an expense peer group for the Fund. The Board noted that the advisory fee, 0.50%, and total expense ratio, 0.50%, for the Fund would be higher than the peer ETFs but found the proposed fees and expenses to still be within an acceptable range. The peer ETFs were existing ETFs and have had time to grow in terms of assets, while the Fund will be a new fund. In addition, the peer ETFs were part of larger ETF and mutual fund complexes as compared to the Recon Capital ETF complex. The Fund would be subject to a contractual fee waiver, that will lower its expense ratio to 0.30% until at least to February, 2018. The Board further noted that the Fund has certain features unique to it relative to its peer ETFs. For example, the Fund will rebalance monthly as compared to quarterly or semi-annually. The Fund’s index is also sophisticated in terms of its starting universe, construction and eventual constituents, all designed to minimize volatility.

The Board further noted that the advisory fee for the Fund would be a unitary fee pursuant to which Recon Capital assumes all expenses of each Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Board concluded that the proposed management fee rate and anticipated total expense ratio for each Fund were acceptable as compared to peer funds.

Economies of Scale. The Board reviewed the structure of the proposed management fee schedules under the Management Agreement and noted that the management fee schedule for the Fund and the unitary fee structure effectively acts as a cap on the fees (excluding certain investment-related, extraordinary expenses) to be paid by the Fund. The Board considered that the Fund’s potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser. Since each Fund has not begun operations and have not paid any fees to Recon Capital, the Board concluded that this was not a factor that needed to be considered at the present time. They did note, however, the discussion of Recon Capital’s profitability generally.

Other Benefits of the Relationship. The Board considered other benefits to Recon Capital derived from its relationship with the Fund. Since the Fund had begun operations and had not paid any fees to Recon Capital, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Resources of the Adviser. The Board reviewed financial information provided to it by Recon Capital and found that Recon Capital is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of Recon Capital and the policies and procedures formulated and adopted by Recon Capital for managing the Fund’s operations.

Board Review and Approval of Advisory Contracts (continued)
October 31, 2016 (Unaudited)

General Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Advisory Agreement, which will remain in effect for two years, and the Supervision Agreement, which will remain in effect for one year, and thereafter must be approved annually by the Board to continue in effect. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

BMLA

At an “in-person” meeting held on July 1, 2015 (the “Meeting”) in New York, New York, the Board of Trustees (the “Board”) of the Recon Capital Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed issues pertaining to the proposed approval of the Investment Advisory Agreement with respect to a new ETF advised by Recon Capital Advisors, LLC (the “Adviser” or “Recon Capital”): BullMark LatAm Select Leaders ETF (the “Fund”). This information formed the primary basis for the Board’s determinations.

During the Meeting, the Board reviewed a memorandum that detailed the duties and responsibilities of the Trustees with respect to their consideration of the Advisory Agreement. The Board also reviewed the advisory agreement approval materials provided by Recon Capital including, but not limited to: (1) organizational overviews of Recon Capital and biographies of the personnel providing services to the Funds, (2) a copy of the Advisory Agreement, (3) Recon Capital’s Form ADV, and (4) exchange-traded fund industry fee comparison data.

The Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement was in the best interests of the Fund. The Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together. In evaluating whether to approve the Advisory Agreement for the Fund, the Board considered numerous factors, as described below.

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Recon Capital under the Advisory Agreement and the supervisory services to be provided by Recon Capital under the Supervision Agreement (together, the “Management Agreements”).

The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of Recon Capital who will provide the advisory and supervisory services to the Fund and concluded that the nature and extent of the advisory and supervisory services to be provided are necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement. The Board also found that Recon Capital has the necessary resources to effectively manage the Fund. Recon Capital noted that the Fund differentiated itself from many peer funds because it would be equal weighted and offer a “pure play” direct Latin American exposure.

Performance Relative to Comparable Funds Managed by the Adviser and Other Investment Advisers. The Board considered Recon Capital’s plan to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and determined that, accordingly, it was not appropriate to evaluate the performance of the Fund as compared to funds managed by other investment advisers at this time.

Fees and Expenses Relative to Comparable Funds and Other Accounts Managed by Other Advisers. The Board (i) reviewed the advisory and management fee rates proposed to be paid under the Management Agreement and the anticipated total expense ratios of the Fund and (ii) reviewed information provided by Recon Capital regarding the management fee rates paid by an expense peer group for the Fund. The Board noted that the advisory fee, 0.55%, and total expense ratio, 0.70%, for the Fund would be slightly higher than the peer ETFs but found the proposed fees and expenses to still be within an acceptable range. The peer ETFs were existing ETFs and have had time to grow in terms of assets, while the Fund will be a new fund. In addition, the peer ETFs were part of larger ETF and mutual fund complexes as compared to the Recon Capital ETF complex.

The Board further noted that the advisory fee for the Fund would be a unitary fee pursuant to which Recon Capital assumes all expenses of each Fund (including the cost of transfer agency, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. It was further noted that the Fund, not Recon Capital, would pay the Fund’s custody expenses which were expected to be approximately 0.15%.

The Board concluded that the proposed management fee rate and anticipated total expense ratio for each Fund were acceptable as compared to peer funds.

Economies of Scale. The Board reviewed the structure of the proposed management fee schedules under the Management Agreement and noted that the management fee schedule for the Fund and the unitary fee structure effectively acts as a cap on the fees (excluding certain

Board Review and Approval of Advisory Contracts (concluded)
October 31, 2016 (Unaudited)

investment-related, extraordinary expenses) to be paid by the Fund. The Board considered that the Fund’s potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time. The Board would begin to consider breakpoints when each new Fund demonstrates that its AUM is growing sufficiently.

Profitability of the Adviser. Since each Fund has not begun operations and have not paid any fees to Recon Capital, the Board concluded that this was not a factor that needed to be considered at the present time. They did note, however, the discussion of Recon Capital’s profitability generally.

Other Benefits of the Relationship. The Board considered other benefits to Recon Capital derived from its relationship with the Fund. Since the Fund had begun operations and had not paid any fees to Recon Capital, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Resources of the Adviser. The Board reviewed financial information provided to it by Recon Capital and found that Recon Capital is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of Recon Capital and the policies and procedures formulated and adopted by Recon Capital for managing the Fund’s operations.

General Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Advisory Agreement, which will remain in effect for two years, and the Supervision Agreement, which will remain in effect for one year, and thereafter must be approved annually by the Board to continue in effect. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Trustees and Officers of the Trust
October 31, 2016 (Unaudited)

The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). Robinson Jacobs, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including the general supervision of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each person’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, years of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
Robinson Jacobs, 1978	Trustee and Chairman of the Board of Trustees	Since July 2014	Comprehensive Financial Management (Investment Management) (August 2016 – Present); Analyst, Gagnon Securities (September 2012 – August 2016); Vice President, CSL Capital (April 2011 – May 2012); Consultant to various hedge fund groups.	5	None.

Mark Buckley-Jones, 1979	Trustee	Since July 2014	Controller and Chief Compliance Officer, Numina Capital Management, LLC (January 2014 – Present); Chief Financial Officer, VS Capital Partners, LP (August 2011 – December 2013) and Berman Capital Management, LP (May 2007 – July 2011).	5	None.

John L. Jacobs[3], 1959	Trustee	Since September 2015	Independent Consultant (January 2015 – Present); Executive Vice President, Global Information Services, of The NASDAQ OMX Group (January 2010 – January 2015).	5	None.

Interested Trustees

Garrett Paolella, 1986	Trustee, President, Chief Executive Officer and Chief Financial Officer	Since November 2013	Managing Partner, Recon Capital Partners, LLC (October 2011 – Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008 – January 2011).	5	None.

Richard M. Keary[4], 1962	Trustee	Since October 2013	Principal and Founder, Global ETF Advisors, LLC (consulting firm) (April 2009 – Present).	56	None.

1	The address for each Trustee is 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	Mr. Jacobs was appointed as a member of the Board of Trustees on September 24, 2015.
4	Effective December 8, 2016, Mr. Keary resigned as an interested trustee of the Trust

Trustees and Officers of the Trust (concluded)
October 31, 2016 (Unaudited)

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below.

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During the Past Five Years
Troy M. Cates, 1976	Secretary	Since March 2016	Partner and Head of Trading, Recon Capital Partners, LLC (September 2014 – present); Executive Director, MKM Partners (research, sales and trading firm) (July 2006 – August 2014).

Tami M. Pester[3], 1967	Chief Compliance Officer	Since August 2014	Director, Foreside Compliance Services (March 2014 – Present); Associate Counsel and Compliance Officer, Acadian Asset Management LLC (June 2008 – December 2012).

1	The address for each officer is 1 Landmark Square, 8th Floor, Stamford, Connecticut 06901.
2	Officers are elected yearly by the Trustees.
3	Effective December 8, 2016, Rodney Ruehle succeeded Tami M. Pester as the Chief Compliance Officer of the Trust

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request, by calling 844-723-8637.

Federal Tax Information
October 31, 2016 (Unaudited)

For the fiscal year ended October 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Recon Capital NASDAQ 100 Covered Call ETF	31.33%
Recon Capital DAX Germany ETF	100.00%
BullMark LatAm Select Leaders ETF	0.00%
Recon Capital USA Managed Risk ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2016 was as follows:

Recon Capital NASDAQ 100 Covered Call ETF	30.60%
Recon Capital DAX Germany ETF	0.00%
BullMark LatAm Select Leaders ETF	0.00%
Recon Capital USA Managed Risk ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Recon Capital NASDAQ 100 Covered Call ETF	0.00%
Recon Capital DAX Germany ETF	0.00%
BullMark LatAm Select Leaders ETF	0.00%
Recon Capital USA Managed Risk ETF	0.00%

Pursuance to section 853 of the Internal Revenue Code, the following Funds designated the following amounts as foreign taxes paid for the fiscal year ended October 31, 2016. Foreign taxes paid for the purposes of section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough
Recon Capital DAX Germany ETF	$377,555	$65,896	$0.68646	$0.11981
BullMark LatAm Select Leaders ETF	36,033	1,870	0.36033	0.01870

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Mark Buckley-Jones is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $52,000 for the fiscal year ended October 31, 2016 and $41,500 for the fiscal year ended October 31, 2015.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,000 for the year ended October 31, 2016 and $6,000 for the year ended October 31, 2015. The principal accountant was also engaged for the preparation of the Funds’ federal and state income tax returns for fiscal year or period ending October 31, 2016 and of the Funds’ federal excise tax returns for calendar year ending December 31, 2016.

All Other Fees

(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2016 and $0 for the year ended October 31, 2015.

The Audit Committee will, when required by applicable rules, pre-approve all audit and permissible non-audit services to be provided by the independent accountants to the Registrant, to its investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2015.

(g)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The current members of the audit committee are: Mark Buckley-Jones, Robinson Jacobs, and John Jacobs.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable since no such divestments during the period covered.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Recon Capital Series Trust

By	(Signature and Title)	/s/ Garrett Paolella
Garrett Paolella
President and Chief Executive Officer
(Principal Executive Officer) and Treasurer (Principal Financial Officer)

Date	January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Garrett Paolella
Garrett Paolella
President and Chief Executive Officer
(Principal Executive Officer) and Treasurer (Principal Financial Officer)

Date	January 6, 2017